UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 3, 2025

Date of Report (Date of earliest event reported)

COLLECTIVE AUDIENCE, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40723	86-2861807
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Broad Street 16-079

New York, NY 10004

(Address of principal executive offices, including zip code)

(808) 829-1057

(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

Effective April 4, 2025, the board of directors (the “Board”) of Collective Audience, Inc. (the “Company”), and the Board’s Audit Committee, approved the engagement of Boladale Lawal & Co., Chartered Accountants (“BL”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the fiscal year ended December 31, 2024, the interim period review for the fiscal quarter ended September 30, 2024 and the remainder of year ending December 31, 2025.

Accordingly, on April 3, 2025, GreenGrowth CPAs (“GG”), the Company’s independent registered public accounting firm was informed that it would be dismissed and replaced by BL as the Company’s independent registered public accounting firm, effective immediately.

During the fiscal year ended December 31, 2024 and the interim period from January 1, 2025 to March 31, 2025, there were no: (i) “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act) with GG on any matter of accounting principles or practices, financial statement disclosures or audited scope or procedures, which disagreements if not resolved to GG’s satisfaction would have caused GG to make reference to the subject matter of the disagreement in connection with its report or (ii) “reportable events” ( as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act).

GG did not provide an audit report to the Company during its service as the Company’s independent registered public accounting firm.

During the fiscal year ended December 31, 2024 and the interim period from January 1, 2025 to March 31, 2025, the Company did not consult BL with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by BL that BL concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is described in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act and the related instructions to Item 304 of Regulation S-K under the Exchange Act, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

The Company has provided GG with a copy of the disclosures made by the Company in response to this Item 4.01 and has requested that GG furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company in response to this Item 4.01 and, if not, stating the respects in which it does not agree, as required under Item 304(a)(3) under regulation S-K. A letter from GG will be attached to an amendment to this Current Report on Form 8-K as Exhibit 16.1.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibit
16.1	Letter from GreenGrowth CPAs to the Securities and Exchange Commission.
104	Cover Page Interactive Data File

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLLECTIVE AUDIENCE, INC.
Dated: April 4, 2025

	By:	/s/ Peter Bordes
	Name:	Peter Bordes
	Title:	Chief Executive Officer

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